March 2009
Investor Presentation

March 2009
2

 Safe Harbor Statement
 Certain statements contained in this presentation are “forward-looking statements” within the meaning of the
 Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-
 looking statements include information concerning our future results, interest rates, loan and deposit growth, operations, new branch openings and business strategy. These statements often included words such as “may,”
 “will,” “believe,” “expect,” “anticipate,” “predict,” “intend,” “plan,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. As you consider forward-looking statements, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions that could cause actual results to differ materially from those in the forward-looking statements.
 These factors include but are not limited to: the timing of regulatory approvals or consents for new branches or other contemplated actions; the availability of suitable and desirable locations for additional branches, the continuing strength of our existing business, which may be affected by various factors, including but not limited to interest rate fluctuations, level of delinquencies, defaults and prepayments, general economic conditions, and conditions specifically related to the financial and credit markets, competition, as well as and the risks and uncertainties discussed in the Company's annual report on Form 10-K for the year ended December 31, 2008 which was filed with the SEC on March 3, 2009, and the uncertainties set forth from time to time in the Company’s other periodic reports, filings and public statements. You should keep in mind that any forward-looking statements made speak only as of the date on which they were made. New risks and uncertainties come up from time to time, and it is impossible for us to predict these events or how they may affect us. We do not intend to, update or revise any forward-looking statements after the date on which they are made. In light of all of the foregoing risks and uncertainties, you should keep in mind that any forward-looking statement made in this release may not reflect actual results.

March 2009
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Summary – United Western Bancorp, Inc.
☐ NASDAQ: UWBK
☐ $2.2 Billion Assets
☐ 7.2 Million Shares Outstanding
☐ $5.00 per share*
☐ $36.3 Million Market Capitalization*
☐ Dividend Yield 4.8%*
☐ Holding company for two primary subsidiaries:
 ■ United Western Bank® - Denver, CO
 ■ Sterling Trust Company - Waco, TX
*As of February 26, 2009

March 2009
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Who we are
☐ United Western Bank®
 ■ One of three publicly traded banks headquartered in Colorado
 ■ Largest federal savings bank in Colorado - $2.2 billion in assets
 ■ Fourth largest publicly traded thrift in the western United States
 ■ Traditional community bank – target businesses first, consumers second
 ■ Colorado focused (Front Range and select mountain markets)
☐ Sterling Trust Company
 ■ Nondiscretionary trust company regulated by Texas Department of Banking
 ■ Primarily custodian for self-directed IRAs and other qualified plan assets
 ■ Second largest trust company of its kind in the U.S.

March 2009
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United Western Bank® - Strategy
☐ Established community bank business plan in 2006
☐ Redirected legacy company into community banking
☐ Transition balance sheet → community banking vs. wholesale mortgage business
☐ Create new independent bank brand
☐ Capitalize on dynamic Colorado banking environment and growing economy
☐ Recruit veteran bankers disenfranchised by banking consolidation
☐ Build exceptional “local” banking branches – regional banking model

March 2009
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United Western Bank® –
our new “independent” brand
☐ UWB name launched in 2006
☐ Brand awareness is growing
 ■ Distribution expanding
 ■ First marketing efforts just
 launched
☐ Branding in population center
 ■  82% of Colorado population in
 Front Range
 ■ Front Range spans 75 miles
 north and 75 miles south of
 Denver
☐ New $2 billion community bank
 brand in a stable economy and
 banking market = growth
 potential

March 2009
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Colorado Economy    Colorado Bank Market
☐ Colorado metrics
 ■ Job growth – 2,095 new jobs in
 September 20081
 ■ Median home price $216,3372
 ■ SFR foreclosures overstated!
 ■ Median household income $62,4693
☐ National rankings
 ■ Ranked 5th in CNBC’s America’s Top
 States for Business - 20084
 ■ 10th fastest increase in personal income5
 ■ Ranked 8th for population growth 2000-
 20056
 ■ Ranked 5th in attracting and creating new
 companies (2006) 6
☐ Colorado was the last state in the U.S. to allow
 branch banking – 1991
☐ Super-regionals polarize Colorado bank market
 ■ 62% deposit market share in the Front
 Range from 0% in 10 years
☐ Dominant community banks disappear -
 bankers remain
☐ Bankers and bank customers want alternatives
 to super-regionals, few other choices
☐ Current economic environment - fewer banks
 active in the market
1   Source: Colorado Department of Labor & Employment, September 2008
2   Source: Home Insight, Denver, CO
3   Source: SNL Financial
4 Source: CNBC, July 2008
5 Source: Rocky Mountain News (March 26, 2008)
6 Source: Colorado Business Outlook 2007, University of Colorado - Leeds School of Business

March 2009

Colorado’s Front Range
☐ Second largest megapolitan area in the Intermountain West (first is the Arizona
 Sun Corridor)1
☐ Average labor productivity 8% higher than national average in 20051
☐ Higher than average per capita wages
 ■ $46,439 in Denver-Aurora MSA2
☐ Highest proportion of residents with a high school diploma1
 ■ Lower than average poverty levels
☐ Significant investment in multi-market transit system1
☐ Projected growth of nearly 70% - to 6.3 million residents by 20401
1“A Profile of Colorado’s Front Range,” Metropolitan Policy Program at Brookings, July 2008
2“Per-capita personal income up in Denver,” Denver Business Journal, August 7, 2008

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Colorado banks: my banker is …. ??

March 2009
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United Western Bank® –
Recruit the best bankers
☐ Bankers looking for new “local” opportunity
☐ Align interests
 ■ Make them owners, uncapped incentive plans, pay for performance
☐ Regional presidents – local banking teams, average 20 years in market
☐ Hired more than 160 “hand-picked” people through 2008
 ■ Sales, operations, credit and risk
 ■ Pre-hired for branch network now under construction
☐ Geographic market leadership model
 ■ High growth markets
 ■ Entrenched in the community
 ■ Local decision making
☐ Local advisory boards of directors targeting business relationships and consumer banking
☐ Build physical offices with regional leadership input

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United Western Bank® –
Growing branch network
☐ “Best” locations – pay premium for location, breakeven target of 14 months
☐ Smaller distribution network – 12, not 100
☐ High visibility, branding opportunity
☐ Consistent construction theme – regional banking office, not
 “branch”
☐ Seven full service locations open in the Front Range with a loan production office in Aspen
☐ Centennial location to open early spring 2009
☐ Future growth tied to market opportunity and availability of capital

March 2009

Growing branch network
Downtown Tower
Centennial
Longmont
South Denver
Fort Collins

March 2009

United Western Bank® –
Differentiation
☐ Private banking “feel” coupled with technology
☐ High touch – regional leadership runs markets, makes local decisions, speed of execution key
☐ Invest in local communities – banker and local advisory board leadership entrenched
☐ Average tenure of senior bankers = 20 years, in markets where they live
☐ Product & service offerings expanding
 ■ Metavante® core processor
 ■ Remote deposit capture
 ■ Sweep accounts
 ■ Online banking
 ■ CDARS® Program
☐ Entrepreneurial spirit + local autonomy + new technology + independent culture = United Western Bank®

March 2009

Sterling Trust Company –
Core deposits
☐ Custodian, not asset manager
☐ Primarily self-directed IRAs, non-typical assets (real estate, precious metals, etc.)
☐ Approx.72,800 accounts – 13.21% CAGR since December 31,
 2002
☐ $4.8 billion under custody – 15.07% CAGR since
 December 31, 2002
☐ Accounts maintain liquidity – cash consolidated into United
 Western Bank
☐ $351 million of deposits at United Western Bank at December 31,
 2008
☐ Published deposit rate = 17 basis points at February 28, 2009

March 2009

Historic Capital and Financial Strategy
☐ Change mix/shift balance sheet
 ■ Wholesale to community banking
☐ Called expensive trust preferred securities ($30 million
 at 9.81%)
☐ Repurchased 474,100 shares
☐ Quarterly dividend of $0.06 per share
☐ Divested non-core assets (2006)
☐ De-leverage wholesale assets on balance sheet over time
☐ Bank’s core capital ratio 7.65% and total risk-based ratio
 10.55% at December 31, 2008

March 2009

Balance Sheet Transition:
Runoff Wholesale Assets

March 2009

Net Interest Margin

March 2009

Fourth Quarter Results

March 2009

2008 Year End Results
See: “Reconciliation of Non-GAAP Earnings Disclosure” - Slide 20

March 2009

Reconciliation of Non-GAAP
Earnings Disclosure
(1) Represents charge for other-than-temporary impairment
(2) Represents income tax expense at marginal rate of 38%

March 2009

Loan Portfolio &
Deposits in Transition
December 31, 2007 to December 31, 2008:
Community Bank Loans Grow 58% - from $706 million to $1.11 billion
Deposits Increased 24% - from $1.38 billion to $1.72 billion

March 2009

Loan Portfolio

March 2009

Loans – what we do
☐ Traditional community bank – business credit focused
☐ Lend to people we know, in our Colorado back-yard
☐ Recourse or co-borrower structures
 ■ Unique payment guarantees on debt
☐ Tangible collateral lender
☐ Sole banker for our clients – avoid disputes with other banks
☐ We get our terms – structure and pricing
 ■ Q4 asset quality – better than most peers
 ■ First to table / last look – we win

March 2009

Loans – what we don’t do
☐ Shared national credits – no control / out of touch
 ■ Have three credits where borrower outgrew us
☐ Levered cash flow finance / EVA
☐ Auto dealers / manufacturers / auto industry
 ■ No floor plan (new or used)
 ■ No dealer real estate
 ■ No supplier, manufacturing, distributor, or wholesaler
 ■ No material consumer auto loans or leases
 ■ Some SBA industry related - government guaranteed only
☐ No bulk consumer credit card
☐ No student loans
☐ No subprime – auto, single-family residences, or other
 ■ Immaterial legacy SFR loans - $273,000

March 2009

Characteristics of SFR Portfolio
☐ Over 7.3 years seasoned
☐ Average loan size $135,000
☐ Rigorously underwritten when acquired
☐ Geographically diverse
☐ Average FICO scores over 700 when originated
☐ Reasonable loan-to-values and debt-to-income ratios
☐ Estimate current loan-to-value to be in the 65% range
☐ Not active in the subprime market and no intention of future involvement
☐ Credit quality metrics track favorably when compared to national statistics

March 2009

Allowance for Credit Losses
& Nonperforming Loans HFI

March 2009

Deposit Composition

March 2009

MBS Portfolio
☐ $541 million of Mortgage Backed Securities
☐ At December 31, 2008, based on the amortized cost
 and lowest rating assigned:
 ■ 74% are agency securities or A rated and above
 ■ Of which 65% are AAA and AA rated
 ■ 87% A collateral and 13% Alt-A collateral
 ■ Based on the highest rating assigned, 95% of the portfolio is investment grade

March 2009

UWBK - progress in a difficult
environment

March 2009

A Promising Future – Growing Value
 ■ Experienced management
 ■ Well-established infrastructure
 ■ Strong employee base
 ■ Attractive demographics
 ■ Stable marketplace
 ■ Solid relationship with regulators
 ■ Compelling business model
 ■ Proven execution to date

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